EXHIBIT 99.1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the asset s to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is ha s been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual result s which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the result s reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and report ed information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market -makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of it s or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

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FFML 2005-FF1



    The Winter Group
    Triggers Failing
    50% Severity, 100% Advance
    6 Month Lag
    Servicer Advances
    To Maturity

                 ------------------------------------------------------- ------------------------------------------------------
                                         50 PPC                                                  100 PPC
                 ------------------------------------------------------- ------------------------------------------------------
                          Fwd Libor                Fwd Libor + 200                Fwd Libor               Fwd Libor + 200
---- ----------- --------------------------- --------------------------- --------------------------- --------------------------
      CDR                              8.68                       7.077                      10.218                      8.193
M2    Cum Loss      242,929,312.65 (19.67%)     212,914,111.30 (17.24%)     169,276,838.25 (13.71%)    142,523,432.69 (11.54%)
      WAL                             16.54                       17.91                        9.95                       10.6
---- ----------- --------------------------- --------------------------- --------------------------- --------------------------
      CDR                             6.509                       5.272                        6.72                      4.924
B3    Cum Loss      199,609,383.30 (16.16%)     172,004,098.62 (13.93%)      120,952,712.87 (9.79%)      92,932,864.52 (7.53%)
      WAL                              25.2                       25.46                       16.54                      17.53
---- ----------- --------------------------- --------------------------- --------------------------- --------------------------


                 ------------------------------------------------------- ------------------------------------------------------
                                         150 PPC                                                 35 CPR
                 ------------------------------------------------------- ------------------------------------------------------
                          Fwd Libor                Fwd Libor + 200                Fwd Libor               Fwd Libor + 200
---- ----------- --------------------------- --------------------------- --------------------------- --------------------------
      CDR                            12.224                       9.995                      11.957                      9.793
M2    Cum Loss      137,399,265.11 (11.13%)      116,026,552.79 (9.40%)     141,058,266.29 (11.42%)     119,520,037.54 (9.68%)
      WAL                              6.69                        7.00                        7.09                       7.44
---- ----------- --------------------------- --------------------------- --------------------------- --------------------------
      CDR                             7.215                        5.21                       7.167                      5.235
B3    Cum Loss        87,222,523.14 (7.06%)       64,998,482.68 (5.26%)       91,162,772.57 (7.38%)      68,822,967.74 (5.57%)
      WAL                             11.23                       11.74                       11.92                      12.49
---- ----------- --------------------------- --------------------------- --------------------------- --------------------------